Commitments and Contingencies	6 Months Ended
Jun. 30, 2018
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 3:- COMMITMENTS AND CONTINGENCIES

a.	Cyren Ltd., which was incorporated in Israel, partially financed its research and development expenditures under programs sponsored by the Israel Innovation Authority (“IIA”) for the support of certain research and development activities conducted in Israel.

In connection with specific research and development, the Company received $3,699 of participation payments from the IIA through June 30, 2018. In return for the IIA’s participation in this program, the Company is committed to pay royalties at a rate of 3.5% of the program’s developed product sales, up to 100% of the amount of grants received plus interest at annual LIBOR rate. The Company’s total commitment for royalties payable with respect to future sales, based on IIA participations received, net of royalties paid or accrued, totaled $2,978 and $2,734 as of June 30, 2018 and December 31, 2017, respectively. For the six month period ended June 30, 2018 and 2017, $84 and $64, respectively, were recorded as cost of revenues with respect to royalties due to the IIA.

b.	Operating leases:

Certain facilities of the Company are rented under non-cancellable operating lease agreements, which expire on various dates, the latest of which is in 2026.

Facilities rent expenses for the six months ended June 30, 2018 and 2017 were $893 and $824, respectively.

The minimum future lease payments due under the above agreements (and motor vehicle leases, the latest of which expires in 2021), at the exchange rate in effect on June 30, 2018, are as follows:

Year ended December 31,
2018	$1,335
2019	2,046
2020	2,136
2021	2,105
2022 and thereafter	2,064

$9,686

c.	Litigations:

i.	Between 2014 and 2015 the Company entered into arbitral proceedings with the former shareholders of eleven regarding an escrow account and the earn-out consideration related to the purchase agreement of former eleven. With respect to these claims, on March 9, 2017, the arbitrational panel provided their ruling in which it accepted the claims submitted by the former eleven shareholders with respect to the escrow amount and the 2013 earn-out liability. The arbitrational panel also ruled that Cyren pay legal expenses and interest on the claimed amounts, which were reflected in the year ending December 31, 2016 on the Company’s balance sheet and in the consolidated statements of operations under adjustment to earn-out consideration. The 2014 and 2015 earn-out amounts, including accrued interest, which have already been recognized within the earn-out consideration on the Company’s balance sheet, in the amount of $1,832, may be payable on the same basis as set forth in the arbitral ruling.

The escrow account has been released to the former shareholders. The arbitrational award related to the 2013 earn-out consideration was declared enforceable by the applicable courts in Germany. Accordingly, on May 30, 2018, the Company paid the portion of the earn-out consideration in the amount of $604 that was declared enforceable by the German district court. The Company has not paid an amount of $1,101, and has filed an appeal to the German Federal Supreme Court challenging the enforceability of such amount. As of September 2018, the Company is waiting on the court’s decision with respect to the enforceability of that remaining amount. The Company intends to continue to defend its claims with regards to the earn-out consideration. The Company cannot estimate at this stage the timing and the amounts that will be paid in the future out of the remaining earn-out consideration.

On December 22, 2017, the Company commenced legal proceedings against the German law firm that advised the Company on the purchase agreement of the former eleven, asserting that the law firm provided deficient legal advice which has resulted in an over payment of the earn-out consideration to the former shareholders of eleven, as awarded by the arbitrational panel, and any future amounts that may be enforced relating to the 2014 and 2015 earn-out amounts. The Company cannot estimate the outcome of these proceedings at these early stages.

ii.	On June 28, 2017 a vendor filed a Statement of Claim in the Tel Aviv District Court (the “SOC”). According to the vendor’s SOC, the Company entered into an agreement with the vendor for receipt of services, based on a database developed by the vendor. In September 2015, the Company terminated the agreement with the vendor, effective as of December 31, 2015. The vendor claims that the Company continues to make use of the vendor’s database post termination thus breaching the agreement, infringing on the vendor’s rights and commercial secrets, and being unjustly enriched.

The vendor is claiming license fees of approximately $3,150 and an injunction relief ordering the Company and/or its customers to delete any remaining data and to cease from utilizing such data.

The Company denies all claims and has filed a Statement of Defense on November 15, 2017. Pretrial was scheduled for May 15, 2018. In accordance with the court’s recommendation from November 28, 2017, the parties agreed to examine a non-binding mediation process and have appointed a mediator. The parties agreed to conduct a third party audit of the Company’s databases in the scope of the mediation and the audit is currently being conducted. At this early stage, the Company is unable to make any estimations as to the outcome of this litigation.